                                                                   EXHIBIT 20.1



                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3


                                              Distribution Date:       11/15/01



Section 5.2 - Supplement                                              Class A       Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                         0.00           0.00            0.00               0.00

(ii)   Monthly Interest Distributed                                  2,336,250.00     136,149.60       93,018.03       2,565,417.63
       Deficiency Amounts                                                    0.00           0.00                               0.00
       Additional Interest                                                   0.00           0.00                               0.00
       Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)  Collections of Principal Receivables                         71,042,734.31   4,036,490.29    5,651,155.30      80,730,379.90

(iv)   Collections of Finance Charge Receivables                     7,135,547.73     405,425.97      567,603.27       8,108,576.97

(v)    Aggregate Amount of Principal Receivables                                                                  22,503,093,509.94

                                               Investor Interest   450,000,000.00  25,568,000.00   35,795,636.36     511,363,636.36
                                               Adjusted Interest   450,000,000.00  25,568,000.00   35,795,636.36     511,363,636.36

                                                      Series
       Floating Investor Percentage                         2.27%          88.00%          5.00%           7.00%            100.00%
       Fixed Investor Percentage                            2.27%          88.00%          5.00%           7.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.29%
               30 to 59 days                                                                                                  1.60%
               60 to 89 days                                                                                                  1.11%
               90 or more days                                                                                                2.00%
                                                                                                                  -----------------
                                                  Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                       2,180,924.72     123,915.30      173,483.53       2,478,323.55

(viii) Investor Charge-Offs                                                  0.00           0.00            0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                            0.00           0.00            0.00

(x)    Net Servicing Fee                                               375,000.00      21,306.67       29,829.70         426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.21%

(xii)  Reallocated Monthly Principal                                                        0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)                450,000,000.00  25,568,000.00   35,795,636.36     511,363,636.36

(xiv)  LIBOR                                                                                                               2.52500%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                               6,760,547.73     384,119.30      537,773.57       7,682,440.61

(xxii) Certificate Rate                                                  6.23000%       6.39000%        3.05000%

       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                              Distribution Date:       11/15/01



Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      123,381.08             3,024,631.08
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                86,830,008.60    4,933,523.22    6,906,932.50            98,670,464.32

(iv)   Collections of Finance Charge Receivables            8,721,225.01      495,524.15      693,733.81             9,910,482.96

(v)    Aggregate Amount of Principal Receivables                                                                22,503,093,509.94

                                       Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                       Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.78%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.78%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.29%
               30 to 59 days                                                                                                1.60%
               60 to 89 days                                                                                                1.11%
               90 or more days                                                                                              2.00%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                              2,665,574.66      151,453.11      212,034.35             3,029,062.11

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.21%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             2.52500%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      8,262,891.68      469,482.48      657,275.47             9,389,649.63

(xxii) Certificate Rate                                         5.98000%        6.16000%        3.27500%


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                 Distribution Date:    11/15/01


Section 5.2 - Supplement                                          Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47       92,422.83          2,668,369.19
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     65,040,886.24    3,695,485.17    5,173,875.13         73,910,246.54

(iv)   Collections of Finance Charge Receivables                 6,532,720.80      371,175.34      519,665.15          7,423,561.29

(v)    Aggregate Amount of Principal Receivables                                                                  22,503,093,509.94

                                            Investor Interest  411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                            Adjusted Interest  411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                     Series
       Floating Investor Percentage                     2.08%          88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                        2.08%          88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.29%
               30 to 59 days                                                                                                  1.60%
               60 to 89 days                                                                                                  1.11%
               90 or more days                                                                                                2.00%
                                                                                                                -------------------
                                                    Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                   1,996,675.35      113,446.86      158,831.61          2,268,953.82

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Net Servicing Fee                                           343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.21%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                               2.52500%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,189,401.64      351,668.67      492,354.78          7,033,425.09

(xxii) Certificate Rate                                              7.09000%        7.27000%        3.27500%



       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President